TCW FUNDS, INC.

SUPPLEMENT TO

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 27, 2009

Capitalized terms not otherwise defined in this supplement have the meanings assigned to them in the Statement of Additional Information (the “SAI”).

1.	The section titled “Ownership of Securities and Other Managed Accounts” at pages A-41 thru A-53 is amended as follows:

References to Jeffrey Gundlach and Philip A. Barach are deleted. The following is added under the headings Balanced Fund, Core Fixed Income Fund, Short Term Bond Fund, Total Return Bond Fund, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund. The information provided is as of September 30, 2009

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Tad Rivelle	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Tad Rivelle	20	$20,627	51	$19,740.9	281	$37,865.3	0	—	36	$15,470.1	8	$2,896.6

2.	The section titled “Conflicts” on page A-54 is amended in its entirety as follows:

Actual or potential conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one mutual fund and other accounts. Other accounts include registered mutual funds (other than the Funds in this SAI), other unregistered pooled investment vehicles, separate accounts managed for organizations and individuals, and the proprietary accounts of the Advisor or its affiliates (the “Accounts”). An Account may have similar investment objectives to a Fund or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Fund.

Actual or potential conflicts of interest include a portfolio manager’s devotion of unequal time and attention to the management of each Fund and/or Account, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an Account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee Account or where an Account or fund managed by a portfolio manager has a higher fee sharing percentage than the portfolio manager’s fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Certain portfolio managers are dual employees of TCW and Metropolitan West Asset Management, LLC (“MetWest”) and serve as portfolio managers for both TCW and MetWest Accounts. Accordingly, these conflicts of interest apply not only with respect to multiple TCW Accounts managed by such portfolio managers, but to all Accounts managed by them.

Please retain this Supplement with your SAI for future reference.

December 7, 2009